UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2777 Stemmons Freeway, Suite 1440

Dallas, Texas 75207

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 271-9503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment Principal Officers.

On January 18, 2008, Platinum Research Organization, Inc. (the “Company”) issued a press release announcing the March 1, 2008 resignation of Michael D. Newman as Senior Vice President and Chief Financial Officer of the Company. Mr. Newman notified the Company of his resignation on January 15, 2008. A copy of the press release is attached as Exhibit 99.1.

Item 8.01	Other Events.

On January 18, 2008, in the press release described in Item 5.02 above which is attached as Exhibit 99.1, the Company also announced the intention of the Company and Michael D. Newman to enter into a consulting agreement, wherein Mr. Newman will provide consulting services to the Company for a limited period of time after March 1, 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

99.1 Press Release, dated January 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: January 18, 2008	By:	/s/ John T. (Cork) Jaeger, Jr.
Name: John T. (Cork) Jaeger, Jr.
Title: President & CEO